Vanguard Funds

Supplement Dated May 10, 2024, to the Statement of Additional Information

Important Change to Vanguard Funds' Boards of Trustees

Deanna Mulligan resigned from the boards of trustees of the Vanguard funds effective May 3, 2024.

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